UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2005


                          LINEAR TECHNOLOGY CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-14864                94-2778785
 ---------------------------   ----------------------      ---------------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification No.)


                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                     --------------------------------------
                    (Address of principal executive offices)


                                (408) 432-1900
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2005, Linear Technology Corporation issued a press release titled "Linear Technology reports a strong year with annual and quarterly year over year increases in revenues and profits," the text of which is furnished as
Exhibit 99.1 to this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.


  Exhibit
   Number                          Description
  ------- ----------------------------------------------------------------------
    99.1 Text of press release, dated July 26, 2005, titled "Linear Technology reports a strong year with annual and quarterly year over year increases in revenues and profits."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                  LINEAR TECHNOLOGY CORPORATION
                                                  (Registrant)


Date:   July 26, 2005                             By:  /s/ Paul Coghlan
    ------------------------                        ----------------------------
                                                     Paul Coghlan
                                                     Vice President, Finance
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit
   Number                          Description
  ------- ----------------------------------------------------------------------
    99.1 Text of press release, dated July 26, 2005, titled "Linear Technology reports a strong year with annual and quarterly year over year increases in revenues and profits."